Exhibit 1.2

               DaimlerChrysler North America Holding Corporation

                       $[ ] Principal Amount At Maturity
                          [Description of Securities]
            Guaranteed as to Payment of Principal (Premium, if any)
                  and Interest, if any, by DaimlerChrysler AG


                            Underwriting Agreement


                                                            New York, New York
                                                                        [Date]
[Name of Underwriter(s)]
[Address of Underwriter(s)]

Ladies and Gentlemen:

     DaimlerChrysler North America Holding Corporation, a Delaware corporation ("DCNAH" or the "Issuer"), proposes to sell to the underwriters named in
Schedule II hereto (the "Underwriters"), the principal amount of its debt securities (the "Debt Securities") identified in Schedule I hereto, which shall be unconditionally guaranteed as to payment of principal (premium, if any), interest and additional amounts, if any, by DaimlerChrysler AG, as guarantor (the "Guarantor") (the "Guarantees" and, together with the Debt Securities, the "Securities") to be issued under an indenture dated as of September 17, 1996 among Daimler-Benz Aktiengesellschaft (succeeded by DaimlerChrysler AG), as guarantor, Daimler-Benz North America Corporation (now DaimlerChrysler North America Holding Corporation), Daimler-Benz Canada, Inc. (now DaimlerChrysler Canada Finance Inc.) Daimler-Benz International Finance B.V. (now DaimlerChrysler International Finance B.V.), and The Chase Manhattan Bank, as trustee (the "Trustee"), as amended by a first supplemental indenture dated December 21, 1998 (the "Indenture").

     The Securities will be issuable in registered form. This Agreement relates only to the sale of, and your obligations hereunder shall be applicable only with respect to, Securities issuable in registered form.

     1. Representations and Warranties. (a) Each of the Issuer and the Guarantor, jointly and severally, represent and warrant to, and agree with, each Underwriter as follows:

          (i) The Issuer and the Guarantor have prepared and filed a Registration Statement on Form F-3 (No. 333-10366) in respect of the Securities with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"). Pursuant to Rule 429 under the Securities Act, the prospectus contained in the Registration Statement is a combined prospectus and relates to the Registration Statement on Form F-3 (No. 333-9328) that was previously filed by Daimler-Benz Aktiengesellschaft, the predecessor to the Guarantor, and Daimler-Benz North America Corporation, now named DCNAH. The Issuer and the Guarantor also have filed with, or propose to file with, the Commission pursuant to Rule 424 under the Securities Act supplements to the prospectus included in the Registration Statement that will describe certain terms of the Securities. Such Registration Statements and the exhibits thereto, as amended and supplemented at the date of this Agreement, are hereinafter collectively referred to as the "Registration Statement" and the prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus". The Basic Prospectus, as supplemented by the prospectus supplement or supplements specifically relating to the Securities in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act is hereinafter referred to as the "Final Prospectus". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form F-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement and the date of the Basic Prospectus, any preliminary prospectus or the Final Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Final Prospectus, shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Final Prospectus, as the case may be, which are deemed to be incorporated by reference therein;

          (ii) The Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Issuer or the Guarantor, threatened by the Commission; and the Registration Statement and Final Prospectus (as amended or supplemented if the Issuer or the Guarantor shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment or supplement thereto and as of the date of the Final Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Final Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer or the Guarantor in writing or in electronic format by such Underwriter expressly for use therein or to those parts of the Registration Statement which constitute the Trustee's Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act;

          (iii) The documents incorporated by reference in the Final Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents, when read together with the other information in or incorporated by reference in the Final Prospectus, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Prospectus, or any amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and, when read together with the other information in or incorporated by reference in the Final Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (iv) The accountants who certified the financial statements included or incorporated by reference in the Final Prospectus are independent public accountants within the meaning of the Securities Act;

          (v) The financial statements (and the notes thereto) included or incorporated by reference in the Registration Statement and the Final Prospectus, as well as the notes to financial statements of any other entity included therein, present fairly in all material respects the consolidated financial condition of the Guarantor and its consolidated subsidiaries, and such other entity, as the case may be, as of the dates indicated and the consolidated results of operations and the consolidated cash flows of the Guarantor and its consolidated subsidiaries or such other entity, as the case may be, at the dates and for the periods specified. Except as otherwise stated therein, such financial statements (and the notes thereto) have been prepared in conformity with accounting principles generally accepted in the United States ("U.S. GAAP") applied on a consistent basis throughout the periods involved. The financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus present fairly in accordance with U.S. GAAP the information required to be stated therein and have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, except that pursuant to relief from the Commission separate financial statements of the Issuer have not been included pursuant to Staff Accounting Bulletin No. 53;

          (vi) Except as set forth or contemplated in the Final Prospectus, since the date of the most recent audited consolidated financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change in the business, consolidated financial condition, stockholders' equity or results of operations of the Issuer or the Guarantor and its subsidiaries taken as a whole. As used herein, "subsidiary" shall mean any direct or indirect subsidiary, partnership, joint venture or other entity;

          (vii) DCNAH is duly incorporated and organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Final Prospectus and is in good standing under the laws of each jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Issuer and its subsidiaries taken as a whole;

          (viii) The Guarantor is a stock corporation duly registered with the Commercial Register ("Handelsregister") in Stuttgart and validly existing under the laws of Germany, with power and authority (corporate and other) under such laws to own its properties and conduct its business as described in the Final Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (to the extent the concept of good standing exists under the applicable law) under the laws of each jurisdiction in which it owns or leases property, or conducts any business so as to require such qualification, other than where the failure to be so qualified or be in good standing (to the extent the concept of good standing exists under the applicable law) would not have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole;

          (ix) Each Material Subsidiary (as defined below) organized in Germany is duly registered with the Handelsregister at its respective seat and validly existing under the laws of Germany with power and authority (corporate and other) under such laws to own its properties and conduct its business as described in the Final Prospectus. Each Material Subsidiary that is not organized in Germany is duly organized under its jurisdiction of incorporation and is validly existing under the laws of its jurisdiction with power and authority (corporate and other) under such laws to own its properties and conduct its business as described in the Final Prospectus; and none of the Material Subsidiaries owns or leases property, or conducts any business, in any foreign jurisdiction that would require such Material Subsidiary to be qualified as a foreign corporation in such jurisdiction where it has not so qualified, other than where the failure to be so qualified would not have a material adverse effect on the Guarantor and its Material Subsidiaries, taken as a whole. As used herein, "Material Subsidiary" shall mean any subsidiary of the Guarantor that is or would be a "significant subsidiary" within the meaning of Rule 1-02(w) of Regulation S-X. As of the date hereof, the term Material Subsidiaries means DaimlerChrysler Corporation, Chrysler Financial Company L.L.C., Chrysler International Services S.A. and DaimlerChrysler Services AG;

          (x) This Agreement has been duly authorized, executed and delivered by the Issuer and the Guarantor and (assuming due authorization, execution and delivery by the Underwriters hereto) constitutes the valid and binding agreement of the Issuer and the Guarantor enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, and except as rights to indemnity and contribution hereunder or thereunder may be limited by applicable law;

          (xi) The Debt Securities have been duly authorized, and, when executed, issued and delivered in accordance with the Indenture and delivered to and paid for by the purchasers thereof in accordance with this Agreement, will have been duly executed, issued and delivered by the Issuer and will constitute valid and binding obligations of the Issuer enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, entitled to the benefits provided by the Indenture; the Guarantees have been duly authorized and, when duly executed, issued and delivered, will constitute valid and binding obligations of the Guarantor enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by the Issuer and the Guarantor and qualified under the Trust Indenture Act and (assuming due authorization, execution and delivery by the Trustee) constitutes a valid and binding instrument enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity; and the Indenture and the Guarantees conform, and the Securities will conform, to the descriptions thereof in the Final Prospectus as amended or supplemented relating to such issuance of Securities;

          (xii) Except as set forth or contemplated in the Final Prospectus, neither the Issuer nor the Guarantor or its Material Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, their respective Charter Documents (as defined below) or any material indenture, mortgage, deed of trust, loan agreement or other financing agreement or instrument to which the Issuer, or the Guarantor or its subsidiaries is a party or by which any of them or any of their respective properties is bound, except for violations and defaults which individually or in the aggregate are not material either to the Issuer or to the Guarantor and its subsidiaries taken as a whole; the execution and delivery of this Agreement by the Issuer and the Guarantor, the issuance and sale of the Securities and the performance by the Issuer and the Guarantor of their respective obligations under the Securities, the Indenture, the Guarantees and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (A) the Charter Documents (as defined below), of the Issuer or the Guarantor, (B) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Issuer or the Guarantor or its subsidiaries is a party or by which any of such companies is bound or to which any of the property or assets of such companies is subject, which breach or default would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the business, consolidated financial condition, stockholders' equity or results of operations of the Issuer, and the Guarantor and its subsidiaries taken as a whole or (C) any applicable law or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or the Guarantor or its Material Subsidiaries, or any of their respective properties. No consent, approval, authorization, order, registration or qualification of or with any German or U.S. court or governmental agency or body is required for the issue and sale of the Securities by the Issuer or the Guarantor or the consummation of the other transactions contemplated by this Agreement, the Indenture or the Guarantees, except such as have been obtained under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or foreign currency or exchange control regulations in connection with the offer and sale of the Securities. For the purposes of this Agreement, the term "Charter Documents" shall mean (i) for DCNAH, its Certificate of Incorporation and By-laws and (ii) for the Guarantor, its Memorandum and Articles of Association and (iii) the relevant charter, by-law and equivalent documents for the Material Subsidiaries, all as may be amended, supplemented or restated from time to time;

          (xiii) There are no legal or governmental proceedings pending or, to the knowledge of the Issuer or the Guarantor, threatened or contemplated to which the Issuer or the Guarantor or its Material Subsidiaries, as the case may be, is or may be a party or to which any property of the Issuer or the Guarantor or its Material Subsidiaries is or may be the subject which are required to be described in the Final Prospectus pursuant to the Securities Act which are not so described; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Final Prospectus which are not filed or described as required;

          (xiv) Neither the Issuer nor the Guarantor are "investment companies" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the offer and sale of the Securities will not subject the Issuer or the Guarantor to registration under, or result in a violation of, the Investment Company Act;

          (xv) Immediately after any sale of Securities by the Issuer hereunder, the aggregate amount of Securities which shall have been issued and sold by the Issuer hereunder and of any debt securities of the Issuer (other than the Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount authorized by the Issuer from time to time or the amount of debt securities registered under the Registration Statement; and

          (xvi) The Debt Securities are rated "A-1" by Moody's Investors Service, Inc. and "A+" by Standard & Poor's Ratings Services, or such other rating as to which the Issuer and the Guarantor shall have most recently notified the Underwriters pursuant to Section 5(e) hereof.

          (xvii) The authorized, issued and outstanding shares of capital stock of the Guarantor is as set forth in the "Capitalization" section of the Final Prospectus (except for subsequent issuances thereof, if any, pursuant to reservations, agreements or employee benefit plans or pursuant to the exercise of convertible securities or options). Such shares of capital stock have been duly authorized and validly issued by the Guarantor and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or similar rights of any securityholder of the Guarantor.

          (b) Any certificate designated as such signed by any officer of the Issuer and the Guarantor and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Issuer or the Guarantor to the Underwriters as to the matters covered thereby.

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuer and the Guarantor agree to sell to each Underwriter, and each Underwriter agrees severally and not jointly to purchase from the Issuer and the Guarantor, at the purchase price set forth in Schedule I hereto, the principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in
Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

     If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Issuer and the Guarantor pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto, but with such changes therein as the Issuer and the Guarantor may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Issuer will pay to the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Issuer and the Guarantor will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Issuer and the Guarantor but, except as the Issuer and the Guarantor may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto, and the aggregate principal amount number of Contract Securities may not exceed the maximum aggregate principal amount number set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount that shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise each Issuer and the Guarantor in writing; provided that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

     3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made at the location, in the currency, on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Underwriters shall designate), which date and time may be postponed by agreement between the Underwriters and the Issuer and the Guarantor or as provided in Section 9 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Underwriters for the respective accounts of the several Underwriters against payment by the several Underwriters of the purchase price thereof specified in Schedule II to or upon the order of the Issuer and the Guarantor by a check or checks in Federal funds or by wire transfer of immediately available funds to an account specified by the Issuer and the Guarantor. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Underwriters may request not less than the business day prior to the Closing Date.

     The Issuer and the Guarantor agree to have the Underwriters' Securities available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

     4. Offering by Underwriters. (a) It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

          (b) Each Underwriter, severally and not jointly, represents and agrees that:

          (i) (A) It has not offered or sold and will not offer or sell any Securities to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Securities except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purpose of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

          (B) It has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on; and

          (C) It has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to any Securities in, from or otherwise involving the United Kingdom.

          (ii) It has not publicly promoted and will not publicly promote the offer or sale of the Notes by conducting a generalized advertising or cold-calling campaign within or outside The Netherlands.

     (iii) Except for registration under the Securities Act of 1993, as amended, and qualification of the Securities for offer and sale, and the determination for their eligibility for investment, under the applicable securities laws of such jurisdictions within the United States as the Underwriters may designate pursuant to Section 5(b) of the Underwriting Agreement, no action has been or will be taken by the Guarantor or by the Issuer that would permit the offer or sale of the Securities or any interest therein or possession or distribution of the Final Prospectus or any amendment thereto or any other offering material relating to the Securities in any jurisdiction where action for that purpose is required. Without prejudice to paragraph (a) above, it has not and will not directly or indirectly offer, sell or deliver any Securities or any interest therein or distribute or publish the Final Prospectus, the Basic Prospectus or any other offering material relating to the Securities in or from any jurisdiction except under circumstances that will result in compliance with all applicable laws and regulations and will not impose any obligations on the Issuer, except as provided herein. Subject as provided above, each Underwriter shall, if required by applicable law, furnish to each person to whom it offers, sells or delivers the Securities a copy of the Final Supplement. No Underwriter is authorized to give any information or to make any representation not contained in the Final Prospectus in connection with the offer and sale of the Securities.

          (iv) It will comply with the German Securities Selling Prospectus Act ("Wertpapier-Verkaufsprospektgesetz") of December 13, 1990, as amended.

     5. Covenants of the Issuer and the Guarantor. Each of the Issuer and the Guarantor covenant and agree with the several Underwriters:

          (a) (i) To make no amendment or supplement to the Registration Statement or the Final Prospectus prior to the termination of the offering of the Securities pursuant to this Agreement without the approval of the Underwriters, such approval not to be unreasonably withheld, after reasonable opportunity to comment thereon, provided, however, that this clause shall not prevent the Issuer or the Guarantor from filing any amendment or supplement which, in the written opinion of the Guarantor's counsel, is required by law to be filed; provided, further, that the foregoing shall not apply to any of the Issuer's or the Guarantor's periodic filings with the Commission described in subsection
     (iii) below, copies of which filings the Issuer and the Guarantor will cause to be delivered to the Underwriters promptly after their transmission to the Commission for filing, (ii) subject to the foregoing clause (i), to cause the Final Prospectus to be mailed to the Commission for filing pursuant to Rule 424(b) or will cause the Final Prospectus to be filed with the Commission pursuant to said rule; and (iii) promptly to file all reports and any definitive proxy or information statements required to be filed by the Issuer or the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities. The Issuer or the Guarantor will promptly advise the Underwriters (i) when the Final Prospectus shall have been transmitted to the Commission for filing pursuant to Rule 424(b),
     (ii) of the filing of any amendment or supplement to the Basic Prospectus or any amendment to the Registration Statement and of the effectiveness of any such amendment to the Registration Statement, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any prospectus relating to the Securities or the initiation or threatening of any proceeding for that purpose, or of any request by the Commission for any amendment or supplement of the Registration Statement or Final Prospectus or for additional information; and (iv) of the receipt by the Issuer or the Guarantor of any notification with respect to any suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose. The Issuer and the Guarantor agree to use their best efforts to prevent the issuance of any such stop order or of any such order preventing or suspending the use of the Final Prospectus or of any notification suspending any such qualification and, if issued, to use promptly their best efforts to obtain withdrawal thereof as soon as possible.

          (b) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to continue such qualification in effect so long as reasonably required in connection with the distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as such Underwriter may designate; provided that the Issuer or the Guarantor shall not be required to register or qualify as a foreign corporation or take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

          (c) To furnish the Underwriters and counsel to the Underwriters, at the expense of the Issuer, a signed or conformed copy of the Registration Statement (as originally filed) and each amendment thereto which shall become effective on or prior to the Closing Date and, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (d) below, to furnish each Underwriter as many copies of the preliminary prospectus and the Final Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as such Underwriter may reasonably request.

          (d) If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event shall occur as a result of which the Final Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when such Final Prospectus is delivered to a purchaser, not misleading, or, if in the opinion of the Underwriters or the Issuer or the Guarantor, it is necessary at any time to amend or supplement the Final Prospectus to comply with law, the Issuer or the Guarantor will immediately notify the Underwriters by telephone (with confirmation in writing). If the Issuer or the Guarantor shall decide to amend or supplement the Registration Statement or the Final Prospectus, as then amended or supplemented, it shall so advise each Underwriter promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Final Prospectus, as then amended or supplemented, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Final Prospectus to the Underwriters in such quantities as they may reasonably request.

          (e) To furnish to the Underwriters during the term of this Agreement such relevant documents and certificates of officers of the Issuer and the Guarantor relating to the business, operations and affairs of the Issuer and the Guarantor, the Registration Statement, the Basic Prospectus, the Final Prospectus, any amendments or supplements thereto, the Indenture, the Guarantees, the Securities, this Agreement, and the performance by the Issuer of its obligations hereunder or thereunder as the Underwriters may from time to time reasonably request in order for such Underwriters to satisfy their due diligence obligation under the Securities Act and shall notify the Underwriters promptly in writing of any downgrading, or on its receipt of any notice of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate a stable rating or improvement in the rating accorded to any of the securities of, or guaranteed by, the Issuer or the Guarantor by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

          (f) To make generally available to its security holders and to the Underwriters as soon as practicable earning statements which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering periods of at least twelve months beginning in each case with the first semi-annual period, or first fiscal quarter if the Guarantor starts reporting quarterly, of the Guarantor occurring after the "effective date" (as defined in Rule
     158) of the Registration Statement with respect to each sale of Securities.

          (g) The Issuer confirms that it has made or caused to be made on its behalf an application for the Securities to be listed on the Luxembourg Stock Exchange (the "Exchange"). The Issuer will use its commercially reasonable best efforts to promptly obtain such listing and for such purpose the Issuer agrees to deliver to the Exchange copies of the Basic Prospectus and Prospectus Supplement relating to the Securities and such other documents, information and undertakings as may be reasonably required for the purpose of obtaining and maintaining such listing. The Issuer shall use its commercially reasonable best efforts to maintain the listing of the Securities on the Exchange for so long as any Securities are outstanding, unless otherwise agreed to by _________ as representative of the Underwriters.

          (h) Until the business day following the Closing Date, the Issuer and the Guarantor will not, without the consent of the Underwriters, offer, sell or contract to sell, or announce the offering of, any debt securities or warrants to purchase debt securities covered by the Registration Statement or any other registration statement filed by the Issuer and the Guarantor under the Securities Act.

     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuer and the Guarantor contained herein as of the date hereof (including the filing of any document incorporated by reference therein), and as of the Closing Date, to the accuracy of the statements of the Issuer and the Guarantor made in any certificates delivered to the Underwriters pursuant to the provisions hereof, to the performance by the Issuer and the Guarantor of their obligations hereunder and to the following additional conditions:

          (a) (i) the Final Prospectus as amended or supplemented with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters;

          (ii) there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or
     (B) any review or possible change that does not indicate a stable rating or an improvement, in the rating accorded any securities of or guaranteed by the Issuer or the Guarantor by any "nationally recognized statistical rating organization", as this term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act;

          (iii) there shall not have been any material adverse change or any development which could reasonably be expected to involve a prospective material adverse change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of either (i) the Issuer and its subsidiaries, taken as a whole or (ii) the Guarantor and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Prospectus, the effect of which in the judgment of the Underwriters (after consultation with the Issuer and the Guarantor) makes it impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the Final Prospectus, as so amended or supplemented; and

          (iv) (A) trading generally shall not have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade, or the Frankfurt Stock Exchange, (B) trading of any securities of or guaranteed by the Issuer or the Guarantor shall not have been suspended on any exchange or in any over-the-counter market, (C) a general moratorium on commercial banking activities in New York or Germany shall not have been declared by either United States Federal or New York State authorities or authorities of Germany, respectively, or (D) there shall not have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and which in the judgment of the Underwriters (after consultation with the Issuer and the Guarantor) makes it impracticable to market the Securities on the terms and in the manner contemplated in the Final Prospectus.

          (b) U.S. counsel for the Guarantor (which may be an employee of the Guarantor or its affiliates) shall have furnished to the Underwriters a written opinion, dated the Closing Date, to the effect that:

          (i) assuming due authorization, execution and delivery by the Guarantor in accordance with applicable law and assuming that the Indenture is a legal, valid and binding agreement of the parties thereto (other than the Guarantor), the Indenture constitutes a valid and binding agreement of the Guarantor enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity and the Indenture has been duly qualified under the Trust Indenture Act;

          (ii) assuming that the Guarantees have been duly authorized, executed, issued and delivered by the Guarantor according to applicable German law, the Guarantees will constitute valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors rights and to general principles of equity; and the Indenture and the Guarantees conform in all material respects to the description thereof in the Final Prospectus, as amended or supplemented;

          (iii) each Material Subsidiary of the Guarantor organized in the United States has been duly organized and is validly existing in good standing under its jurisdiction of incorporation, with corporate power and authority to own its property and conduct its business as described in the Final Prospectus;

          (iv) no consent, approval, authorization, order, or decree of any court or governmental agency or body (including any further action by the Commission) is required for the consummation by the Guarantor of the transactions contemplated by this Agreement, or in connection with the sale of the Securities, including the Guarantees, hereunder except such as have been obtained or rendered, as the case may be, or as may be required under state securities laws.

          (v) the choice of New York law as the law governing this Agreement, the Indenture, the Guarantees, and the Securities is valid under New York law;

          (vi) the statements in the Final Prospectus under "Description of Notes and Guarantees" and "Description of Debt Securities and Guarantees" related to the Guarantor or the Guarantees, insofar as such statements constitute a summary of the U.S. legal matters, documents or proceedings referred to therein, fairly summarize in all material respects the information required to be shown with respect to such U.S. legal matters, documents or proceedings; and

          (vii) Under the laws of the State of New York, the Guarantor has validly and irrevocably submitted to the jurisdiction of any federal court located in The City of New York, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly appointed CT Corporation System as its authorized agent for the purpose described in Section 12 hereof; and service of process effected in the manner set forth in Section 12 hereof will be effective under New York law to confer valid personal jurisdiction over the Guarantor.

     Such counsel shall also state that, although such counsel has not verified, and assumes no responsibility for, the factual accuracy or the completeness of the Registration Statement, the Final Prospectus or any amendment thereof or supplement thereto, such counsel believes that (except for the financial statements and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no belief) each part of the Registration Statement (including the documents incorporated by reference therein) filed with the Commission pursuant to the Securities Act relating to the Securities, when such part became effective did not and, as of the date such opinion is delivered, does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and further stating that such counsel believes that (except for the financial statements and other financial and statistical data included or incorporated by reference therein as to which such counsel need express no belief) the Final Prospectus, as amended or supplemented, if applicable, as of the date such opinion is delivered does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may state that such opinion is limited to the laws of the State of Michigan, and the General Corporation law of the State of Delaware and the Federal laws of the United States and that such counsel is expressing no opinion with respect to the laws of any other jurisdiction. Such counsel may also state that such counsel has relied on the opinion of Brown & Wood LLP as to certain matters of New York law, and as to certain other matters on information and certificates provided by public officials, officers of the Guarantor and other sources believed by such counsel to be responsible and that the signatures on all documents examined by such counsel are genuine, assumptions which they have not independently verified. Such counsel may also include in such opinion such other customary qualifications and assumptions as are normally included in opinions of this kind.

          (c) DCNAH shall have furnished to the Underwriters the opinion of in-house counsel for DCNAH, dated the Closing Date, to the effect that:

          (i) DCNAH has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus;

          (ii) this Agreement has been duly authorized, executed and delivered by DCNAH;

          (iii) no consent, approval, authorization, order, or decree of any court or governmental agency or body (including any further action by the Commission) is required for the consummation by DCNAH of the transactions contemplated by this Agreement or in connection with the sale of the Securities hereunder, except such as have been obtained or rendered, as the case may be, or as may be required under state securities laws;

          (iv) the Indenture has been duly authorized, executed and delivered by DCNAH and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and binding agreement of DCNAH, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

          (v) the Debt Securities to be issued by DCNAH have been duly authorized and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by any purchaser of the Securities sold through the Underwriters, will constitute valid and binding obligations of DCNAH enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

          (vi) the issue and sale of the Debt Securities to be issued by DCNAH and the performance by DCNAH of all of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated by DCNAH will not, to the knowledge of such counsel (based solely on certificates of officers of DCNAH, and without independent investigation), conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel (based solely on certificates of officers of DCNAH, and without independent investigation) to which DCNAH is a party or by which it is bound or to which any of the property or assets of DCNAH is subject, nor will any such action result in any violation of the provisions of the Charter Documents of DCNAH or any applicable law or any statute or any order, rule or regulation of any court or governmental agency having jurisdiction over DCNAH or any of its properties;

          (vii) the Debt Securities will conform in all material respects to the description thereof in the Final Prospectus, as amended or supplemented;

          (viii) the statements in the Final Prospectus under "Description of Notes and Guarantees" and "Description of Debt Securities and Guarantees" and in the Registration Statement in Item 15, insofar as such statements constitute a summary of the U.S. legal matters, documents or proceedings referred to therein, fairly summarize in all material respects the information required to be shown with respect to such U.S. legal matters, documents or proceedings; and

          (ix) DCNAH is not an "investment company" as defined in the Investment Company Act and the offer and sale of the Securities by DCNAH will not subject DCNAH to registration under or result in a violation of the Investment Company Act.

     Such counsel shall also state that, although such counsel has not verified, and assumes no responsibility for, the factual accuracy or the completeness of the Registration Statement, the Final Prospectus or any amendment thereof or supplement thereto, such counsel believes that (except for the financial statements and other financial and statistical data included or incorporated by reference therein as to which such counsel need express no belief) each part of the Registration Statement (including the documents incorporated by reference therein) filed with the Commission pursuant to the Securities Act relating to the Securities, when such part became effective did not and, as of the date such opinion is delivered, does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and further stating that such counsel believes that (except for the financial statements and other financial data included or incorporated by reference therein as to which such counsel need express no belief) the Final Prospectus, as amended or supplemented, if applicable, as of the date such opinion is delivered does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may state that such opinion is limited to the laws of the State of Michigan, and the General Corporation law of the State of Delaware and the Federal laws of the United States and that such counsel is expressing no opinion with respect to the laws of any other jurisdiction. Such counsel may also state that such counsel has relied on the opinion of Brown & Wood LLP as to certain matters of New York law, and as to certain other matters on information and certificates provided by public officials, officers of DCNAH and the Guarantor and other sources believed by such counsel to be responsible and that the signatures on all documents examined by such counsel are genuine, assumptions which they have not independently verified. Such counsel may also include in such opinion such other customary qualifications and assumptions as are normally included in opinions of this kind.

          (d) The Guarantor shall have furnished to the Underwriters the opinion of counsel for the Guarantor, dated the Closing Date, to the effect that:

          (i) the Guarantor is a stock corporation duly registered with the Handelsregister in Stuttgart and is validly existing under the laws of Germany, with power and authority (corporate and other) under such laws to own its properties and conduct its business as described in the Final Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing, to the extent the concepts of qualification and good standing exist under applicable law, under the laws of each jurisdiction in which it owns or leases property, or conducts any business so as to require such qualification, other than where the failure to be so qualified or be in good standing would not have a material adverse effect on the Guarantor and its subsidiaries taken as a whole;

          (ii) each Material Subsidiary organized in Germany is duly registered with the Handelsregister at its respective seat and is validly existing under the laws of Germany; and such Material Subsidiaries have the power and authority (corporate and other) under such laws to own its properties and conduct its business as described in the Final Prospectus; and none of the Material Subsidiaries organized under German law owns or leases property, or conducts any business, in any foreign jurisdiction that would require such Material Subsidiary to be qualified as a foreign corporation or other entity in such jurisdiction where it has not so qualified, other than where the failure to be so qualified would not have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole;

          (iii) all of the outstanding shares of capital stock or other ownership interests of each Material Subsidiary organized under the laws of Germany have been validly issued and are fully paid and nonassessable; no holder thereof is subject to personal liability solely by reason of being such a holder; the existing stockholders of each such Material Subsidiary which is organized as an Aktiengesellschaft have a preferential right pursuant to the German Aktiengesetz to subscribe for issues by such Material Subsidiary of shares, debt instruments convertible into shares and participating debt instruments convertible into shares and participating debt instruments in proportion to the number of shares held by such stockholder in the existing capital of such Material Subsidiary;

          (iv) other than as set forth or contemplated in the Registration Statement, there is no pending, or to the knowledge of such counsel, threatened action or proceeding against the Issuer or the Guarantor or any of its Material Subsidiaries before or by any domestic German or foreign governmental or administrative entity or court which are required to be described in the Registration Statement or the Final Prospectus and are not so described and which could individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, business or operations of the Issuer and its subsidiaries taken as a whole, or the Guarantor and its subsidiaries taken as a whole; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Final Prospectus which are not filed or described as required;

          (v) this Agreement has been duly authorized, executed and delivered by the Guarantor;

          (vi) the Guarantees have been duly authorized by the Guarantor and, when executed, issued and delivered by the Guarantor in accordance with the terms of the Indenture will be duly executed, issued and delivered;

          (vii) the Indenture has been duly authorized, executed and delivered by the Guarantor;

          (viii) the Guarantor is not in violation of or in default under its Charter Documents; the issue and sale of the Securities and the performance by the Guarantor of all of its obligations under the Securities, including the Guarantees, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not, to the knowledge of such counsel, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Guarantor is a party or by which it is bound or to which any of its property or assets is subject, except where such breach would not have a material adverse effect on the financial condition or results of operations of the Guarantor and its subsidiaries taken as a whole, nor will any such action result in any violation of the provisions of the Charter Documents of the Guarantor or any applicable law or any statute or any order, rule or regulation of any court or governmental agency or body of the Federal Republic of Germany;

          (ix) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of Germany is required for the issuance of the Guarantees by the Guarantor or the consummation by the Guarantor of the other transactions contemplated by this Agreement, the Indenture, or the Guarantees except such consents, approvals, authorizations, registrations or qualifications as have been obtained or rendered as the case may be;

          (x) the statements in the Final Prospectus under the caption "Enforceability of Civil Liabilities" to the extent that such statements constitute matters of German law or legal conclusions, are accurate in all material respects;

          (xi) the choice of New York law as the law governing this Agreement, the Indenture and the Securities, including the Guarantees, is valid under German law, except to the extent that (A) any of the terms of such agreements or any of the provisions of New York law applicable to such agreements are irreconcilable with important principles of German law,
     (B) there are mandatory provisions of German law which must be applied to the transactions covered by agreements irrespective of the law which governs such agreements or (C) all elements of the transactions covered by such agreements other than choice of law, are connected with only one country at the time of the choice of law and there are mandatory provisions of the law of such country applicable to such transactions. German courts will always apply German procedural rules; and

          (xii) the submission by the Guarantor to the jurisdiction of any United States federal or New York State court sitting in the County of New York and the appointment of CT Corporation System by the Guarantor as its authorized agent for the purposes and to the extent described in
     Section 12 of this Agreement are effective and binding on the Guarantor. The Guarantor is subject to general personal jurisdiction in the Amtsgericht Stuttgart and the Landgericht Stuttgart, Stuttgart, Germany.

          In rendering such opinions, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Issuer, the Guarantor and the Material Subsidiaries and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence of good standing of the Issuer, the Guarantor and the Material Subsidiaries. Such counsel may also include in its opinions such other customary qualifications and assumptions as are normally included in opinions of this kind.

          (e) The Underwriters shall have received from Brown & Wood LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, (A) with respect to the validity of the Indenture and the Securities, and other related matters as the Underwriters may reasonably request, (B) stating that the Issuer is not an "investment company" as defined in the Investment Company Act, (C) stating that such counsel believes that (except for the financial statements and other financial and statistical data included or incorporated by reference therein as to which such counsel need express no belief) each part of the Registration Statement (including the documents incorporated by reference therein) filed with the Commission pursuant to the Securities Act relating to the Securities, when such part became effective did not and, as of the date such opinion is delivered, does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
     (D) stating that such counsel believes that (except for the financial statements and other financial and statistical data included or incorporated by reference therein as to which such counsel need express no belief) the Final Prospectus, as amended or supplemented, if applicable, as of the date such opinion is delivered does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (f) The Issuer shall have furnished to the Underwriters a certificate of such Issuer, signed by an executive officer of the Issuer, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and that:

          (i) the representations and warranties of the Issuer in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Issuer's knowledge, threatened; and

          (iii) except as disclosed in the Final Prospectus, since the date of the most recent financial statements included in the Final Prospectus, there has been no material adverse change in the condition, financial or otherwise or in the earnings, business affairs or business prospects of the Issuer and its Subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business.

          (g) The Guarantor shall have furnished to the Underwriters a certificate signed by officers of the Guarantor, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and that:

          (i) the representations and warranties of the Guarantor in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Guarantor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Guarantor's knowledge, threatened; and

          (iii) except as disclosed in the Final Prospectus, since the date of the most recent financial statements included in the Final Prospectus, there has been no material adverse change in the condition, financial or otherwise or in the earnings, business affairs or business prospects of the Guarantor and its Subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business.

          (h) At the time this Agreement is executed and at the Closing Date, the Guarantor's auditors shall have furnished to the Underwriters a letter or letters and a bring-down letter or letters, dated respectively as of the date of this Agreement and as of the Closing Date, in a form heretofore agreed upon by the Underwriters and such auditors.

          (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been (a) any increases in senior term, subordinated term and other debt of the Issuer or the Guarantor and their respective Subsidiaries or changes in capital stock of the Issuer or the Guarantor or decreases in shareholders' investment of the Issuer, the Guarantor and their respective Subsidiaries or decreases in total revenues or in total or per share amounts of earnings before income taxes or of net earnings of the Issuer, the Guarantor and their respective Subsidiaries or (b) any change, or any development involving a prospective change, in or affecting the business or properties of the Issuer, the Guarantor and their respective consolidated Subsidiaries considered as one enterprise and the effect of which, in any case referred to in clause (a) or (b) of this paragraph (i), is, in the reasonable judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

          (j) Prior to the Closing Date, the Issuer and the Guarantor shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

          (k) The Issuer and the Guarantor shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Issuer and the Guarantor.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Issuer and the Guarantor in writing or by telephone or telegraph confirmed in writing.

     7. Payment of Expenses. The Issuer and the Guarantor jointly and severally, will pay all expenses incident to the performance of their obligations under this Agreement, including (i) the printing and filing of the Registration Statement and of each amendment thereto, (ii) the printing or reproduction of this Agreement and the Indenture, (iii) the printing or reproduction, preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (iv) the fees and disbursements of the Issuer's and the Guarantor's counsel and accountants, (v) the qualification of the Securities under state securities laws, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Final Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of any Blue Sky Survey and any Legal Investment Survey, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, (ix) any fees payable in connection with the rating of the Securities, (x) the fees and expenses, if any, incurred in connection with the listing of the securities on the New York Stock Exchange or any other exchange and (xi) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities.

     If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Issuer or the Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Issuer and the Guarantor will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     8. Indemnification and Contribution. (a) The Issuer and the Guarantor, jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities, joint and several (including without limitation the reasonable legal fees and other expenses as incurred in connection with any suit, action or proceeding or any claim asserted), caused by any untrue statement or alleged untrue statement of material fact contained or incorporated by reference in the Registration Statement or any amendment thereof, or in the Basic Prospectus, or the Final Prospectus (as amended or supplemented if the Issuer or the Guarantor shall have furnished any amendments or supplements thereto) or any Preliminary Final Prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them, as such expenses are incurred, in connection with investigating or defending any such loss, claim, damage, liability or action, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer in writing by such Underwriter expressly for use therein; provided, however, that this indemnity shall not apply to any loss, claim, damage, liability or expense (A) to the extent arising out of or based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuer or the Guarantor by or on behalf of any Underwriter through the Underwriters specifically for use in connection with the preparation thereof; or (B) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission in the Final Prospectus if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in all material respects in an amendment or supplement to the Final Prospectus and if, having previously been furnished by or on behalf of the Issuer or the Guarantor with copies of the Final Prospectus, as so amended or supplemented, such Underwriter thereafter failed to deliver such Final Prospectus, as so amended or supplemented to the extent required by applicable law, prior to or concurrently with the sale of Securities to the person asserting such loss, claim, damage, liability or expense who purchased such Securities from such Underwriter; or (C) as to which such Underwriter may be required to indemnify the Issuer or the Guarantor pursuant to the provisions of subsection (b) of this Section 8.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Issuer and the Guarantor, their directors, their officers who sign the Registration Statement and each person who controls the Issuer or the Guarantor within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Issuer and the Guarantor to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Issuer and the Guarantor in writing by such Underwriter expressly for use in the Registration Statement, the Basic Prospectus, the Final Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by such Underwriters or, if such Underwriters are not an Indemnified Party by the Underwriters that are Indemnified Parties and any such separate firm for the Issuer and the Guarantor, their directors, their officers who sign the Registration Statement and such control persons of the Issuer and the Guarantor shall be designated in writing by the Guarantor. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in paragraphs (a) or (b) of this Section 8 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to herein in connection with any offering of Underwriter's Securities, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantor on the one hand and each Underwriter on the other from the offering of the Securities to which such losses, claims, damages or liabilities relates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and the Guarantor on the one hand and each Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Guarantor on the one hand and each Underwriter on the other in connection with the offering of such Securities shall be deemed to be in the same respective proportion as the net proceeds from the offering of such Securities (before deducting expenses) received by the Issuer and the total discounts and commissions received by such Underwriter in respect thereof bear to the aggregate offering price of such Securities. The relative fault of the Issuer and the Guarantor on the one hand and of each Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged untrue statement of a material fact relates to information supplied by the Issuer and the Guarantor on the one hand or by such Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Issuer, the Guarantor and each Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if all Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to above in this Section 8 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities to which the loss relates sold through it as Underwriter or underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls either Issuer or the Guarantor within the meaning of either the Securities Act or the Exchange Act, each officer of the Issuer and the Guarantor who shall have signed the Registration Statement and each manager of the Issuer and the Guarantor shall have the same rights to contribution as the Issuer and the Guarantor. The obligation of each Underwriter to contribute pursuant to this subsection (d) is several (in the proportion that the principal amount of the Securities set opposite their respective names in Schedule II) and is not joint:

          (e) The indemnity and contribution agreements contained in this
     Section 8 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

     9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Issuer and the Guarantor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Issuer or the Guarantor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters (upon prior consultation with the Issuer and the Guarantor, if practicable), by notice given to the Issuer and the Guarantor prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Issuer's or the Guarantor's securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange,
(ii) a banking moratorium shall have been declared either by Federal or New York State authorities or, (iii) or there shall have occurred any material adverse change in the financial markets or any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities.

     11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Issuer, the Guarantor or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Issuer, the Guarantor or any of the officers, managers or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     12. Consent to Jurisdiction. (a) The Guarantor irrevocably consents and agrees, for the benefit of the Underwriters and the purchasers of the Securities, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement may be brought in the courts of the State of New York or the courts of the United States of America located in The City of New York and hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to each action, suit or proceeding for itself and in respect of its properties, assets and revenues.

          (b) The Guarantor hereby irrevocably designates, appoints, and empowers CT Corporation System, 1633 Broadway, New York, NY 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents which may be served in any such action, suit or proceeding brought in any court which may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in The City of New York on the terms and for the purposes of this Section 12 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service). The Guarantor hereby further irrevocably consents to the service of any and all legal process, summons, notices and documents which may be served in any such action, suit or proceeding by the mailing thereof by registered or certified mail, first class, postage prepaid, to 1633 Broadway, New York, NY 10019. The Guarantor agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service of any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Underwriters or the purchasers of the Securities to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor or bring actions, suits or proceedings against the Guarantor in any jurisdictions, and in any matter, as may be permitted by applicable law. The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in the United States Federal courts located in The City of New York or the courts of the State of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) The provisions of this Section 12 shall survive each delivery of and payment for any of the Securities.

     13. Judgment Currency. The Issuer and the Guarantor, jointly and severally, agree to indemnify each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each Underwriter severally agrees to indemnify the Issuer and the Guarantor and each person, if any, who controls the Issuer and the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred, as incurred, as a result of any judgment being given in connection with this Agreement or the Final Prospectus for which indemnification is provided by such person pursuant to Section 8 of this Agreement and any such judgment or order being paid in a currency (the "Judgment Currency") other than U.S. dollars as a result of any variation as between (i) the spot rate of exchange in New York at which the Judgment Currency would have been convertible to U.S. dollars as of the date such judgment or order is entered, and (ii) the spot rate of exchange at which the indemnified party is first able to purchase U.S. dollars with the amount of the Judgment Currency actually received by the indemnified party. If, alternatively, the indemnified party receives a profit as a result of such currency conversion, it will return any such profits to the indemnifying party (after taking into account any taxes or other costs arising in connection with such conversion and repayment). The foregoing indemnity shall constitute a separate and independent, several and not joint, obligation of the Issuer and the Guarantor and the Underwriters and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

     14. Foreign Taxes. All payments by the Issuer and the Guarantor to each of the Underwriters hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any and all present and future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereinafter imposed, levied, collected, withheld or assessed by any tax authority in the Federal Republic of Germany or any other jurisdiction in which the Issuer or the Guarantor has an office from which payment is made or deemed to be made, excluding (i) any such tax imposed by reason of such Underwriter having some connection with any such jurisdiction other than its participation as Underwriter hereunder, and (ii) any income or franchise tax on the overall net income of such Underwriter imposed by the United States or by the State of New York or any political subdivision of the United States or of the State of New York (all such non-excluded taxes, "Foreign Taxes"). If the Issuer and the Guarantor are prevented by operation of law or otherwise from paying, causing to be paid or remitting that portion of amounts payable hereunder represented by Foreign Taxes withheld or deducted, then amounts payable under this Agreement shall, to the extent permitted by law, be increased to such amount as is necessary to yield and remit to each Underwriter an amount which, after deduction of all Foreign Taxes (including all Foreign Taxes payable on such increased payments) equals the amount that would have been payable if no Foreign Taxes applied.

     15. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them as follows: in the case of [Name], [Address], Attention: [ ], Facsimile No.: [ ]. Communications to the Issuer and the Guarantor will be sent, in the case of: DCNAH, to the Issuer at 1000 Chrysler Drive, Auburn Hills, Michigan 48326, Facsimile No. 248-512-1771,
Attention: Assistant Treasurer and DaimlerChrysler AG, to such Guarantor at Epplestrasse 225, 70567 Stuttgart, Germany, Facsimile No. 49-711-17-94678,
Attention: Counsel. No purchaser of any Securities from any Underwriter or purchaser of any Contract Securities from the Issuer and the Guarantor shall be deemed to be a successor solely by reason of such purchase.

     16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and managers and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     17. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Issuer, the Guarantor and the several Underwriters.

                                        Very truly yours,

                                        DAIMLERCHRYSLER AG



                                        By:__________________________________
                                           Name:
                                           Title:



                                        By:__________________________________
                                           Name:
                                           Title:



                                        DAIMLERCHRYSLER NORTH AMERICA
                                           HOLDING CORPORATION



                                        By:__________________________________
                                           Name:
                                           Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


[NAME(S) of LEAD UNDERWRITERS]


BY: [                     ]
    For itself and the other Underwriters
    named in Schedule II to the foregoing
    Agreement.


    By: ----------------------------------
        Name:
        Title:



                                  SCHEDULE I


Issuer:  DaimlerChrysler North America Holding Corporation

Underwriting Agreement dated [                    ]



Titles:                               (a)  ___% Notes due ___, 2004
                                      (b)  ___% Notes due ___, 2009
                                      (c)  Floating Rate Notes due ___, 2002
                                      (collectively, the "Notes")

Aggregate principal amount:           (a)  $_____
                                      (b)  $_____
                                      (c)  $_____

Denominations:                        In denominations of $1,000 and integral
                                      multiples thereof.

Currency of payment:                  U.S. dollars.

Interest rate or formula:             (a)  $_____
                                      (b)  $_____
                                      (c)  $_____

Interest payment dates:

Regular record dates:

Stated maturity date:

Redemption provisions:                None, except relating to tax matters, as
                                      further detailed in the Securities.

Sinking fund requirements:            None.

Listing:                              Luxembourg Stock Exchange (the
                                      "Exchange").

Rating requirements:                  Moody's Investors Service Inc.:  A-1
                                      Standard & Poor's Ratings Services,
                                      a division of The McGraw-Hill
                                      Companies, Inc.: A+-.

Fixed or Variable Price Offering:     Fixed Price Offering.

Public offering price:                ___% of the principal amount, plus
                                      accrued interest, if any, from _____,
                                      1999.

Purchase price:                       ___% of the principal amount, plus
                                      accrued interest, if any, from _____,
                                      1999.

Form: Except as otherwise provided in the prospectus relating to the Notes, the Notes will be issued in book-entry form registered in the name of Cede & Co., as nominee for The Depository Trust Company.

Closing date and location:

Other terms and conditions:           The Issuer will pay certain additional
                                      amounts if certain taxes are imposed.

                                  SCHEDULE II


                                                              Principal Amount
                                                              of Securities
                  Underwriters                                to be Purchased

[                 ]...........................................[             ]

[                 ]...........................................[             ]

[                 ]...........................................[             ]

Total........................................................$[             ]

                                 SCHEDULE III

          DELAYED DELIVERY CONTRACT FOR DAIMLERCHRYSLER NORTH AMERICA
                             HOLDING CORPORATION

                                                                        [Date]

[Name/address
of Lead Representative]

Ladies and Gentlemen:

     The undersigned hereby agrees to purchase from DaimlerChrysler North America Holding Corporation ("DCNAH"), and DCNAH agrees to sell to the undersigned, on , 19 (the "Delivery Date"), aggregate principal amount of DCNAH's (the "Securities"), to be issued under an indenture dated as of , between, among other parties, DCNAH and , as trustee, as supplemented to the date hereof. The Securities are offered by a Prospectus dated , 19 , and related Prospectus Supplement dated , 19 , receipt of a copy of which is hereby acknowledged. The Securities are offered at a purchase price of % of the principal amount thereof, plus accrued interest or amortization of original issue discount, if any, thereon from , 19 , to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

     Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of DCNAH by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next-day funds or, if such funds are not available, in any other method for value on the next succeeding business day, at your office or at such other place as shall be agreed between DCNAH and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to DCNAH not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of DCNAH to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) DCNAH, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, DCNAH will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for DCNAH delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of DCNAH to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that acceptance of this contract and other similar contracts is in DCNAH's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to DCNAH, it is required that DCNAH sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between DCNAH and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

     This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                        Very truly yours,



                                        ------------------------------
                                             (Name of Purchaser)



                                        By:____________________________
                                           (Signature and Title of Officer)



                                        -----------------------------
                                            (Address)


Accepted:

DaimlerChrysler North America Holding Corporation



By:______________________________
     (Authorized Signature)